FEDERATED ASIA PACIFIC GROWTH FUND
(A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)
Class A Shares
Class B Shares
Class C Shares

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 1997
In the subsection of the respective prospectuses entitled `Management of the Corporation -- Adviser's Background,''please delete the biography of Mark S. Kopinski in its entirety. Henry A. Frantzen, Drew J. Collins, and Alexandre de Bethmann remain as the fund's portfolio managers.
                                                                 May 1, 1997



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.
Cusip 981487507
Cusip 981487606
Cusip 981487705
G01739-07(5/97)
CMR703205